E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
(Dollars in thousands, except per share amounts)	September 30,		September 30,
	2009	2008	2009	2008

Revenues:
Rental and other property	$100,823	$101,942	$307,525	$300,014
Management and other fees from affiliates	1,024	1,311	3,377	3,965
	101,847	103,253	310,902	303,979

Expenses:
Property operating, excluding real estate taxes	26,935	25,462	75,937	73,817
Real estate taxes	9,231	8,546	27,294	24,654
Depreciation and amortization	29,895	27,712	87,867	81,852
Interest	21,966	21,122	63,680	63,017
General and administrative	6,086	6,524	18,134	19,661
Impairment and other charges	11,104	-	16,893	-
	105,217	89,366	289,805	263,001
Earnings (loss) from operations	(3,370)	13,887	21,097	40,978

Interest and other income	3,471	2,841	9,521	8,042
Equity (loss) income co-investments	(32)	335	664	7,325
Gain on early retirement of debt	-	-	6,124	-
Gain on sale of real estate	-	2,446	103	2,446
Income before discontinued operations	69	19,509	37,509	58,791
Income (loss) from discontinued operations	2,280	(243)	5,630	(360)
Net income	2,349	19,266	43,139	58,431
Net income attributable to noncontrolling interest	(3,588)	(5,535)	(12,984)	(16,555)
Net (loss) income attributable to controlling interest	(1,239)	13,731	30,155	41,876
Dividends to preferred stockholders	(902)	(2,310)	(4,312)	(6,931)
Excess of the carrying amount of preferred stock redeemed over the cash paid to redeem preferred stock	23,880	-	49,575	-
Net income available to common stockholders	$21,739	$11,421	$75,418	$34,945

Net income per share - basic	$0.79	$0.45	$2.80	$1.40

Net income per share - diluted	$0.74	$0.45	$2.69	$1.39

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
Selected Line Item Detail	September 30,		September 30,
(Dollars in thousands)	2009	2008	2009	2008

Rental and other property
Rental	$94,017	$96,203	$287,438	$282,947
Other property	6,806	5,739	20,087	17,067
Rental and other property	$100,823	$101,942	$307,525	$300,014

Management and other fees from affiliates
Management	$870	$832	$2,623	$2,394
Development and redevelopment	154	479	754	1,571
Management and other fees from affiliates	$1,024	$1,311	$3,377	$3,965

General and administrative
General and administrative	$9,383	$10,050	$28,392	$30,473
Allocated to property operating expenses - administrative	(2,463)	(2,228)	(7,354)	(6,777)
Capitalized to real estate	(834)	(1,298)	(2,904)	(4,035)
Net general and administrative	$6,086	$6,524	$18,134	$19,661

Interest and other income
Interest and other income, net	$3,471	$1,268	$8,322	$3,342
Lease income, net	-	1,573	185	4,700
Gain from sale of marketable securities	-	-	1,014	-
Interest and other income	$3,471	$2,841	$9,521	$8,042

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$506	$1,440	$3,639	$4,484
DownREIT limited partners' distributions	1,107	1,119	3,333	3,377
Perpetual preferred distributions	1,575	2,559	4,725	7,678
Third-party ownership interest	400	417	1,287	1,016
Noncontrolling interest	$3,588	$5,535	$12,984	$16,555

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations (Dollars in thousands, except share and per share amounts)	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change

Funds from operations
Net income available to common stockholders	$21,739	$11,421		$75,418	$34,945
Adjustments:
Depreciation and amortization	29,895	28,581		88,173	84,998
Gains not included in FFO, net of disposition costs (1)	(2,237)	(46)		(5,091)	(46)
Noncontrolling interest and co-investments (2)	1,394	2,134		6,097	6,448
Funds from operations	$50,791	$42,090		$164,597	$126,345
FFO per share-diluted	$1.69	$1.51	12.0%	$5.61	$4.57	22.7%

Components of the change in FFO
Non-recurring items:
Redemption of Series G preferred stock at a discount	(23,880)	-		(49,575)	-
Impairment of development projects	6,676	-		12,428	-
Cancellation of Outperformance Plan	3,808			3,808	-
Loan loss reserves	620	-		620	-
Write-off of deferred charges	-	245		-	245
Gain on early retirement of bonds	-	-		(6,124)	-
Gain on sales of marketable securities	-	-		(1,014)	-
Income generated from TRS activities	-	-		(588)	-
Joint venture - preferred interest	-	-		-	(6,318)
Funds from operations excluding non-recurring items	38,015	42,335		124,152	120,272
FFO excluding non-recurring items per share-diluted	$1.26	$1.52	-16.7%	$4.23	$4.35	-2.8%

Changes in recurring items:
Same-property NOI	$(4,759)			$(4,631)
Non-same property NOI	1,482			7,382
Management and other fees from affiliates	(287)			(588)
Interest and other income	630			(123)
Interest expense	(844)			(663)
General and administrative	438			1,527
Other items, net	(980)			976
	$(4,320)			$3,880

Weighted average number of shares outstanding diluted (3)	30,070,076	27,910,297		29,360,710	27,657,449

(1)	Internal disposition costs relate to a disposition incentive program established to pay incremental bonuses for the sale of certain of the Company's communities that are part of the program.
(2)
Amount includes the following 2009 adjustments: (i) noncontrolling interest related to Operating Partnership units totaling $0.5 million and $3.6 million, respectively, (ii) add back depreciation from unconsolidated co-investments and less depreciation attributable to third party ownership of consolidated co-investments totaling $0.9 million and $2.5 million, respectively.

(3)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	September 30, 2009	December 31, 2008

Real Estate:
Land and land improvements	$682,599	$683,876
Buildings and improvements	2,701,148	2,595,912
	3,383,747	3,279,788
Less: accumulated depreciation	(721,078)	(640,026)
	2,662,669	2,639,762
Real estate under development	222,976	272,273
Co-investments	70,763	76,346
	2,956,408	2,988,381
Cash and cash equivalents	99,070	54,719
Marketable securities	131,349	23,886
Funds held by 1031 exchange facilitator	-	21,424
Notes and other receivables	45,762	47,637
Other assets	32,433	28,776
Total assets	$3,265,022	$3,164,823

Mortgage notes payable	$1,608,570	$1,468,931
Lines of credit	150,000	120,000
Exchangeable bonds	98,220	165,457
Cash flow hedge liabilities	45,965	73,129
Other liabilities	111,483	105,396
Total liabilities	2,014,238	1,932,913

Series G cumulative convertible preferred stock, liquidation value	5,813	145,912

Stockholders' equity and noncontrolling interest:
Common stock	3	3
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	1,235,989	1,043,984
Distributions in excess of accumulated earnings	(199,600)	(141,336)
Accumulated other comprehensive (loss) income	(38,551)	(75,424)
Total stockholders' equity	1,022,841	852,227
Noncontrolling interest	222,130	233,771
Total stockholders' equity and noncontrolling interest	1,244,971	1,085,998
Total liabilities and equity	$3,265,022	$3,164,823

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - September 30, 2009
(Dollars in thousands)

	Percentage of Total Debt	Balance Outstanding	Weighted Average Interest Rate	Weighted Average Maturity In Years
Mortgage notes payable
Fixed rate - secured	73%	$1,356,981	6.1%	5.8
Variable rate - secured (1)	14%	251,589	2.3%	20.3
Total mortgage notes payable	87%	1,608,570	5.5%	8.1

Exchangeable bonds - unsecured (2)	5%	98,220	5.8%

Line of credit - secured (3)	8%	150,000	1.7%
Line of credit - unsecured (4)	-	-	-
Total lines of credit	8%	150,000	1.7%

Total debt	100%	$1,856,790	5.3%

Scheduled principal payments (excludes lines of credit)		Weighted Average Interest Rate
2009	$15,068	2.0%
2010 (2)	243,207	7.3%
2011	165,403	6.2%
2012	31,421	5.4%
2013	189,892	5.8%
Thereafter	1,061,799	5.0%
Total	$1,706,790	5.5%

Capitalized interest for the three and nine months ended September 30, 2009 was approximately $2.5 million and $8.4 million, respectively.

(1)	$219.9 million of the variable rate debt is tax exempt to the note holders, and $167.4 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
Exchangeable bonds mature in November 2025, but the bonds are subject to a repurchase for cash at the option of the holder on November 1, 2010. The pay rate on the bonds is 3.625%, and effective January 2009 in accordance with the accounting pronouncement for convertible debt, the bonds have been discounted to yield 5.75%.  This is an unsecured obligation of the operating partnership, and is fully and unconditionally guaranteed by the Company.

(3)
Secured line of credit commitment is $150 million and is expandable to $250 million at any time until the fourth quarter of 2010.  This line is secured by ten of the Company's apartment communities and matures in December 2013.  The underlying interest rate is currently the Freddie Mac Reference Rate plus .99% to 1.50%.

(4)
Unsecured line of credit commitment is $200 million and matures in March 2010.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.80%.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization - September 30, 2009
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,856,790

Common stock and potentially dilutive securities
Common stock outstanding	28,344
Limited partnership units (1)	2,449
Options-treasury method	41
Total common stock and potentially dilutive securities	30,834	shares

Common stock price per share as of September 30, 2009	$79.58

Market value of common stock and potentially dilutive securities	$2,453,770

Preferred units/stock	$112,978

Total equity capitalization	$2,566,748

Total market capitalization	$4,423,538

Ratio of debt to total market capitalization	42.0%

(1)      Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarter ended September 30, 2009 and 2008
(Dollars in thousands)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change	2009	2008	2009	2008	% Change

Revenues:
Same-property revenue	$45,362	$47,227	-3.9%	$25,657	$26,894	-4.6%	$14,331	$15,464	-7.3%	$-	$-	$85,350	$89,585	-4.7%
Non-same property revenue (2)	5,903	4,775		4,488	3,622		3,219	2,621		1,863	1,339	15,473	12,357
Total Revenues	$51,265	$52,002		$30,145	$30,516		$17,550	$18,085		$1,863	$1,339	$100,823	$101,942

Property operating expenses:
Same-property operating expenses	$15,615	$15,075	3.6%	$9,153	$9,324	-1.8%	$5,677	$5,522	2.8%	$-	$-	$30,445	$29,921	1.8%
Non-same property operating expenses (2)	1,917	1,736		1,729	1,452		1,290	730		785	169	5,721	4,087
Total property operating expenses	$17,532	$16,811		$10,882	$10,776		$6,967	$6,252		$785	$169	$36,166	$34,008

Net operating income (NOI):
Same-property NOI	$29,747	$32,152	-7.5%	$16,504	$17,570	-6.1%	$8,654	$9,942	-13.0%	$-	$-	$54,905	$59,664	-8.0%
Non-same property NOI (2)
Redevelopment communities	3,003	3,185		2,142	1,986		1,076	1,397		-	-	6,221	6,568
Acquired communities	79	38		256	184		853	494		-	-	1,188	716
Development communities	904	(184)		361	-		-	-		-	-	1,265	(184)
Other real estate assets (1)	-	-		-	-		-	-		1,078	1,170	1,078	1,170
Total non-same property NOI	3,986	3,039		2,759	2,170		1,929	1,891		1,078	1,170	9,752	8,270
Total NOI	$33,733	$35,191		$19,263	$19,740		$10,583	$11,833		$1,078	$1,170	$64,657	$67,934

Same-property operating margin	66%	68%		64%	65%		60%	64%				64%	67%

Same-property turnover percentage	65%	59%		60%	58%		68%	69%				64%	61%

Same-property concessions	$360	$242		$151	$133		$93	$62				$605	$436

Average same-property concessions per turn (3)	$202	$149		$180	$163		$127	$82				$180	$137

Reconciliation of apartment units at end of period

Same-property apartment units	10,953			5,615			4,340					20,908

Consolidated apartment units	12,264	12,225		6,695	6,457		5,297	5,338				24,256	24,020
Joint venture	748	480		1,575	1,575		642	515				2,965	2,570
Under Development	-	543		171	693		295	422				466	1,658
Total apartment units at end of period	13,012	13,248		8,441	8,725		6,234	6,275				27,687	28,248

Percentage of total	47%	47%		30%	31%		23%	22%				100%	100%

Average same-property financial occupancy	96.6%	95.4%		97.6%	97.7%		97.1%	96.6%				97.0%	96.3%

(1)
Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.  The Hollywood commercial property's operations are classified in other real assets for 2009 due to the extension of a three year lease with the tenant, operations for 2008 are classified in interest and other income.

(2)	Includes properties which subsequent to July 1, 2008 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Nine months ended September 30, 2009 and 2008
(Dollars in thousands)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change	2009	2008	2009	2008	% Change

Revenues:
Same-property revenue	$138,192	$141,610	-2.4%	$79,066	$79,037	0.0%	$44,719	$45,402	-1.5%	$-	$-	$261,977	$266,049	-1.5%
Non-same property revenue (2)	17,524	13,809		12,457	9,746		10,055	6,420		5,512	3,990	45,548	33,965
Total Revenues	$155,716	$155,419		$91,523	$88,783		$54,774	$51,822		$5,512	$3,990	$307,525	$300,014

Property operating expenses:
Same-property operating expenses	$45,103	$44,277	1.9%	$26,343	$27,232	-3.3%	$16,140	$15,518	4.0%	$-	$-	$87,586	$87,027	0.6%
Non-same property operating expenses (2)	5,737	4,516		4,140	3,786		3,711	1,892		2,057	1,250	15,645	11,444
Total property operating expenses	$50,840	$48,793		$30,483	$31,018		$19,851	$17,410		$2,057	$1,250	$103,231	$98,471

Net operating income (NOI):
Same-property NOI	$93,089	$97,333	-4.4%	$52,723	$51,805	1.8%	$28,579	$29,884	-4.4%	$-	$-	$174,391	$179,022	-2.6%
Non-same property NOI (2)
Redevelopment communities	9,367	9,441		6,948	5,733		3,487	4,034		-	-	19,802	19,208
Acquired communities	257	36		950	227		2,857	494		-	-	4,064	757
Development communities	2,163	(184)		419	-		-	-		-	-	2,582	(184)
Other real estate assets (1)	-	-		-	-		-	-		3,455	2,740	3,455	2,740
Total non-same property NOI	11,787	9,293		8,317	5,960		6,344	4,528		3,455	2,740	29,903	22,521
Total NOI	$104,876	$106,626		$61,040	$57,765		$34,923	$34,412		$3,455	$2,740	$204,294	$201,543

Same-property operating margin	67%	69%		67%	66%		64%	66%				67%	67%

Same-property turnover percentage	60%	53%		57%	53%		61%	58%				59%	54%

Same-property concessions	$1,009	$1,044		$432	$550		$280	$229				$1,722	$1,823

Average same-property concessions per turn (3)	$206	$231		$179	$238		$142	$114				$185	$206

Average same-property financial occupancy	96.5%	95.5%		97.6%	97.3%		97.1%	96.6%				96.9%	96.2%

(1)
Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.  The Hollywood commercial property's operations are classified in other real assets for 2009 due to the extension of a three year lease with the tenant, operations for 2008 are classified in interest and other income.

(2)	Includes properties which subsequent to January 1, 2008 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

See Company's 10-Q for additional disclosures

S-7.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended September 30, 2009, September 30, 2008 and June 30, 2009
(Dollars in thousands)

		Average Property Rental Rates			Property Revenue			Property Revenue
		September 30,	September 30,		September 30,	September 30,		June 30,	Sequential
Region	Units	2009	2008	% Change	2009	2008	% Change	2009	% Change

Southern California
Ventura County	2,898	$1,302	$1,378	-5.5%	$11,530	$12,030	-4.2%	$11,739	-1.8%
Los Angeles County	2,754	1,630	1,752	-7.0%	13,679	14,214	-3.8%	13,850	-1.2%
Orange County	2,037	1,454	1,543	-5.8%	8,963	9,600	-6.6%	9,108	-1.6%
San Diego County	2,641	1,110	1,132	-1.9%	8,912	9,133	-2.4%	8,993	-0.9%
Santa Barbara County	347	1,624	1,716	-5.4%	1,662	1,610	3.2%	1,640	1.3%
Riverside County	276	736	800	-8.0%	616	640	-3.8%	622	-1.0%
Total same-property	10,953	1,363	1,439	-5.3%	45,362	47,227	-3.9%	45,952	-1.3%
Non-same property	1,311	1,500			5,903	4,775

Northern California
San Francisco MSA	175	1,827	1,832	-0.3%	949	964	-1.6%	979	-3.1%
Santa Clara County	2,058	1,565	1,664	-5.9%	9,845	10,438	-5.7%	10,261	-4.1%
Alameda County	760	1,231	1,283	-4.1%	2,915	3,024	-3.6%	3,024	-3.6%
San Mateo County	768	1,599	1,652	-3.2%	3,790	3,879	-2.3%	3,872	-2.1%
Contra Costa County	1,720	1,455	1,526	-4.7%	7,630	8,031	-5.0%	7,735	-1.4%
Other	134	1,329	1,397	-4.9%	528	558	-5.4%	528	0.0%
Total same-property	5,615	1,493	1,567	-4.7%	25,657	26,894	-4.6%	26,399	-2.8%
Santa Clara County	390	1,367			1,639	1,732
Alameda County	594	1,544			2,376	1,425
Other	96	1,701			473	465
Non-same property	1,080	1,494			4,488	3,622

Seattle Metro
Total same-property	4,340	1,037	1,138	-8.9%	14,331	15,464	-7.3%	14,917	-3.9%
Non-same property	957	1,091			3,219	2,621

Other real estate assets					1,863	1,339

Total same-property revenue	20,908	$1,330	$1,411	-5.7%	$85,350	$89,585	-4.7%	$87,268	-2.2%

Total non-same property revenue	3,348	$1,381			$15,473	$12,357

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Nine months ended September 30, 2009 and 2008
(Dollars in thousands)

		Average Property Rental Rates			Property Revenue
Region	Units	YTD 2009	YTD 2008	% Change	YTD 2009	YTD 2008	% Change

Southern California
Ventura County	2,898	$1,327	$1,386	-4.3%	$35,349	$36,056	-2.0%
Los Angeles County	2,754	1,667	1,755	-5.0%	41,516	42,989	-3.4%
Orange County	2,037	1,484	1,546	-4.0%	27,477	28,530	-3.7%
San Diego County	2,641	1,121	1,128	-0.6%	27,033	27,036	0.0%
Santa Barbara County	347	1,623	1,671	-2.9%	4,941	5,046	-2.1%
Riverside County	276	749	819	-8.5%	1,876	1,953	-3.9%

Total same-property	10,953	1,387	1,441	-3.7%	138,192	141,610	-2.4%
Non-same property	1,311	1,547			17,524	13,809

Northern California
San Francisco MSA	175	1,831	1,799	1.8%	2,896	2,852	1.5%
Santa Clara County	2,058	1,622	1,629	-0.4%	30,676	30,567	0.4%
Alameda County	760	1,267	1,262	0.4%	9,045	8,924	1.4%
San Mateo County	768	1,639	1,615	1.5%	11,605	11,315	2.6%
Contra Costa County	1,720	1,479	1,527	-3.1%	23,226	23,755	-2.2%
Other	134	1,341	1,375	-2.5%	1,618	1,624	-0.4%

Total same-property	5,615	1,532	1,545	-0.8%	79,066	79,037	0.0%

Santa Clara County	390	1,443			5,216	4,999
Alameda County	594	1,500			5,801	3,993
Other	96	1,709			1,440	754

Non-same property	1,080	1,498			12,457	9,746

Seattle Metro
Total same-property	4,340	1,083	1,117	-3.0%	44,719	45,402	-1.5%

Non-same property	957	1,127			10,055	6,420

Other real estate assets					5,512	3,990

Total same-property revenue	20,908	$1,363	$1,402	-2.8%	$261,977	$266,049	-1.5%

Total non-same property revenue	3,348	$1,411			$45,548	$33,965

See Company's 10-Q for additional disclosures

S-8.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - September 30, 2009
(Dollars in millions)

		Estimated Units	Estimated retail sq. feet (1)	Incurred to Date	Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy	Stabilized Operations

Development Projects
Project Name	Location

Fourth Street	Berkeley, CA	171	15,500	$43.5	$23.2	$66.7	Apr-08	Jun-10	Apr-10	Oct-10
Joule Broadway (2)(3)	Seattle, WA	295	29,100	57.7	43.2	100.9	May-08	Sep-10	Jul-10	May-11
Tasman Retail Pad and Garage	Sunnyvale, CA	-	14,100	3.1	18.6	21.7	Jul-09	Jun-10	Jun-10	Jun-10
Total - Development Projects		466	58,700	104.3	85.0	189.3

Predevelopment Projects

Project Name	Location
Main Street (4)	Walnut Creek, CA	-	-	-	-	-
Tasman Apts/Retail	Sunnyvale, CA	-	-	-	-	-

Total - Predevelopment Projects		332	62,000	52.1	90.9	143.0

Land Held for Future Development or Sale (5)

Project Name	Location
Cadence Campus	San Jose, CA	769	-	-	-	-
City Centre	Moorpark, CA	200	-	-	-	-
Park Boulevard	Palo Alto, CA	27	-	-	-	-
View Pointe	Newcastle, WA	24	-	-	-	-

Total - Land Held for Future Development or Sale		1,020	-	66.6	-	66.6

Grand Total - Development Pipeline		1,818	120,700	$223.0	$175.9	$398.9

(1)	Certain apartment community developments include retail space, and the Company has included the total estimated retail square footage for each development project.
(2)	During the third quarter of 2009, the joint venture partner's interest was reduced to 1% in the development project.
(3)	There is a construction loan in place for this development project that provides financing for the majority of the estimated remaining cost to be incurred.
(4)	The Company has entered into a joint venture development agreement with a third-party to develop this property. The Company has a 50% interest in this project.
(5)	The Company owns land in various stages of entitlement that is being held for future development or sale.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline - September 30, 2009
(Dollars in thousands)

						NOI For the quarter ended
Region/Project Name	Units	Total Incurred To Date	Estimated Remaining Cost	Estimated Total Cost	Redevelopment Start Date	Q3 2009	Q3 2008	Units completed

Approved - Redevelopment Projects (1)
Marina Cove, Santa Clara, CA	292	$4,389	$5,469	$9,858	Jun-07

Active - Redevelopment Projects
Southern California
Avondale at Warner Center, Woodland Hills, CA	446	$11,550	$2,520	$14,070	Oct-04	$1,171	$1,318	198
Pathways, Long Beach, CA	296	9,524	1,236	10,760	Jun-06	934	929	247
Highridge, Rancho Palos Verdes, CA	255	6,202	10,361	16,563	Jan-07	898	939	9
	997	27,276	14,117	41,393		3,003	3,186	454
Northern California
The Montclaire - Phase I - III, Sunnyvale, CA	390	14,591	541	15,132	Aug-06	1,156	1,147	390
Boulevard, Fremont, CA	172	8,938	-	8,938	Sep-06	457	364	137
Bridgeport, Newark, CA	184	4,373	213	4,586	Oct-06	529	475	12
	746	27,902	754	28,656		2,142	1,986	539
Seattle Metro
Foothill Commons, Bellevue, WA	388	19,702	16,636	36,338	Jun-07	670	867	28
Woodland Commons, Bellevue, WA	236	4,577	7,202	11,779	Jun-07	406	529	-
	624	24,279	23,838	48,117		1,076	1,396	28

Total Active - Redevelopment Projects	2,367	$79,457	$38,709	$118,166		$6,221	$6,568	$1,027

(1)	This project is approved and redevelopment activity has commenced but as of Q3 2009 the community has stabilized operations, and therefore is classified in same-property operations.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - September 30, 2009
(Dollars in thousands)

						Property Revenue for			NOI for the nine
Essex	Total Fund					the nine months ended			months ended
Book Value	Original Cost	Units	Debt Amount	Maturity Date		2009	2008	% Change	2009	2008	% Change

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II) (1)
Southern California
Parcwood, Corona, CA		312	$24,567	Dec-2013
Renaissance, Los Angeles, CA		168	22,731	May-2011
Total Southern California		480	47,298			$6,098	$6,261	-2.6%	$3,724	$3,898	-4.5%
Northern California
Alderwood Park, Newark, CA		96	6,875	Jun-2015
Carlmont Woods, Belmont, CA		195	12,514	Dec-2013
Davey Glen, Belmont, CA		69	6,654	Aug-2016
Enclave, San Jose, CA		637	18,046	Jan-2018
Enclave, San Jose, CA			60,000	Dec-2029
Harbor Cove, Foster City, CA		400	33,744	Dec-2013
Regency Tower, Oakland, CA		178	10,732	Mar-2014
Total Northern California		1,575	148,565			20,972	21,198	-1.1%	13,203	13,285	-0.6%
Seattle Metro
Echo Ridge, Snoqualmie, WA		120	12,871	Sep-2014
Morning Run, Monroe, WA		222	13,317	Oct-2014
Tower @ 801, Seattle, WA		173	18,740	Aug-2014
Total Seattle Metro		515	44,928			5,890	6,127	-3.9%	3,468	3,736	-7.2%
Total - Operating Communities		2,570	240,791			$32,960	$33,586	-1.9%	$20,395	$20,919	-2.5%

Fund II - New Developments
Eastlake 2851, Seattle, WA (initial occupancy May 2008)		127	20,080	Jan-2010	(2)
Studio 40-41, Studio City, CA (initial occupancy April 2009)		149	35,921	Apr-2010	(2)
Cielo, Chatsworth, CA (initial occupancy July 2009)		119	19,732	Jun-2010	(2)
		395	75,733			$2,233			$1,125

Total - Fund II	$69,543	$584,552	2,965	$316,524

Capitalized costs	720
	70,263
Other (3)	500
	$70,763

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.
(2)	The construction loan has two one-year extensions.
(3)	The other co-investment relates to a real estate technology investment.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - September 30, 2009
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

	Balance as of September 30, 2009				Operations for the nine months ended September 30, 2009
	Investment in	Related	Noncontrolling	DownREIT		Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI

Noncontrolling Interest - DownREIT:
Anchor Village	$13,822	$10,750	$2,404	110,133	$2,334	$940	$1,394
Barkley Apartments	8,888	17,493	2,322	79,205	1,920	672	1,248
Brentwood	14,757	20,268	2,568	58,884	1,775	543	1,232
Brookside Oaks	33,440	13,715	3,917	97,673	2,314	609	1,705
Capri at Sunny Hills	17,185	18,737	3,930	167,365	1,772	466	1,306
Hidden Valley (2)	39,250	32,336	6,089	62,647	3,902	1,108	2,794
Highridge Apartments	25,583	44,807	5,831	293,733	4,108	1,161	2,947
Montejo Apartments	8,828	5,644	1,216	29,319	1,391	363	1,028
Thomas Jefferson	26,659	19,419	7,067	62,873	2,207	661	1,546
Treehouse Apartments	11,855	7,599	2,951	67,728	1,807	554	1,253
Valley Park Apartments	15,190	9,627	877	50,354	2,146	461	1,685
Villa Angelina Apartments	19,730	13,018	3,003	57,709	2,790	734	2,056

	$235,187	$213,413	42,175	1,137,623	$28,466	$8,272	$20,194

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$112,906	-	22,603		$10,475	$4,224	$6,251
Joint Ventures - Development (4)	$84,800	$31,667	4,229
Operating Limited Partnership Units			73,123
Perpetual Preferred Units (5)			80,000

Total Noncontrolling Interest			$222,130

(1)	Represents the number of DownREIT units that are currently outstanding. Generally, DownREIT units can be redeemed at the holder's election for cash equal to the current price of Essex's common stock.
(2)	The Company has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)	The Company consolidates two joint venture developments in which the Company has a 50% and 99% interest, respectively.
(5)	Includes Series B Cumulative Redeemable Preferred Units with an existing distribution rate of 7.875% and can be redeemed at the Company's option on or after December 31, 2009.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Income (Loss) From Discontinued Operations and Selected Financial Data - September 30, 2009
(Dollars in thousands)

Income (Loss) from Discontinued Operations

For the quarter ended September 30, 2009, the Company sold Spring Lakes Apartments and during the quarter ended March 31, 2009 and June 30, 2009, the Company also sold Carlton Heights, Grand Regency and Mountain View apartment communities.  Income from discontinued operations for the quarter ended September 30, 2008 also includes operating results for Coral Gardens, Cardiff by the Sea, and St. Cloud apartment communities sold in third and fourth quarters of 2008.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Rental revenues	$64	$2,648	$1,406	$9,419
Property operating expenses	(21)	(1,523)	(561)	(4,592)
Interest expense	-	(545)	-	(2,087)
Depreciation and amortization	-	(869)	(306)	(3,146)
Income (loss) from real estate sold	43	(289)	539	(406)
Gain on sale	2,467	46	5,708	46
Internal disposition costs	(230)	-	(617)	-
Income (loss) from discontinued operations	$2,280	$(243)	$5,630	$(360)

Shares Outstanding and Potentially Dilutive Securities

	Q3 2009 Weighted Avg.	Actual As of 9/30/09	YTD 2009 Weighted Avg.
Common Shares	27,591,341	28,344,410	26,887,537
Stock Options	29,031	40,858	25,003
Weighted Avg. Shares Diluted - EPS	27,620,372	28,385,268	26,912,540
Operating Limited Partnership Units	2,449,704	2,449,317	2,448,170
Weighted Avg. Shares Diluted - FFO	30,070,076	30,834,585	29,360,710

See Company's 10-Q for additional disclosures

	ESSEX PROPERTY TRUST, INC.
	Real Estate Information as of September 30, 2009
						Square	Year	Year	Property	Age of
	Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

	APARTMENT COMMUNITIES

	NORTHERN CALIFORNIA
	Santa Clara County
1	Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	46
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	9
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	Fund II	11
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	7
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	9
1	Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	34
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	35
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	20
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	36
1	Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	8
1	Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	36
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	21
	Tasman Place	315 Tasman Drive	Sunnyvale	CA	-	14,100			EPLP
1	Thomas Jefferson	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	40
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	20
				11%	3,085	2,591,128
	Alameda County
	Fourth Street	700 University Avenue	Berkeley	CA	171	146,255			EPLP
1	Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	34
1	Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	31
1	City View	25200 Carlos Bee Blvd.	Hayward	CA	560	462,400	1998	1975	EPLP	34
1	Regency Tower	1130 Third Ave.	Oakland	CA	178	140,900	2005	1975	Fund II	34
1	The Grand	100 Grand Avenue	Oakland	CA	238	205,026	2009	2009	EPLP	-
1	Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	22
1	Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	22
				6%	1,628	1,094,324
	Contra Costa County
1	San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	6
1	Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	21
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	24
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	24
1	Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	4
1	Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	4
				6%	1,720	1,624,354
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	38
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	38
1	Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	47
1	Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	61
1	Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	35
				6%	1,432	1,164,230

	San Francisco and Marin Counties
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	36
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	46
				1%	175	142,300

	Other
1	Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	2
1	Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	5
1	Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	7
				1%	230	233,356

37	Total Northern California			30%	8,270	6,849,692				25

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	35
1	Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	39
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	22
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	34
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	41
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	20
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	30
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	18
1	Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	-
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	21
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	21
1	Renaissance	630 South Masselin Avenue	Los Angeles	CA	168	154,268	2006	1990	Fund II	19
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	38
1	Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	9
1	Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	37
1	Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	37
1	Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	37
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	7
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	37
1	Studio 40-41	4043 Radford Avenue	Studio City	CA	149	127,238	2009	2009	Fund II	0
1	Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	30
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	45
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	39
				16%	4,382	3,646,439
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	24
1	Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	19
1	Cielo	9733 Topanga Canyon Blvd	Chatsworth	CA	119	125,400	2009	2009	Fund II	-
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	22
1	Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	8
1	Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	35
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	23
1	Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	5
1	Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	38
1	Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	36
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	36
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	22
				11%	3,017	2,602,348

	SOUTHERN CALIFORNIA (cont'd)

	Santa Barbara County
1	Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91		2006	1967	EPLP	42
1	CBC	6721 El Colegio Drive	Goleta	CA	148		2006	1962	EPLP	47
1	Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108		2007	1965	EPLP	44
	Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA			2007	1973	EPLP	36
				1%	347	306,608
	Orange County
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800	2000	1984	DownREIT	25
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700	2001	1969	DownREIT	40
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100	2001	1961	DownREIT	48
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	1997	1992	EPLP	17
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200	2001	1974	DownREIT	35
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700	1997	1984	EPLP	25
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500	1999	1999	EPLP	10
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000	1997	1985	EPLP	24
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100	1999	1972	EPLP	37
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600	2001	1970	DownREIT	39
1	Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800	2001	1970	DownREIT	39
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700	2001	1970	DownREIT	39
				7%	2,037	1,872,200
	San Diego County
1	Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900	2002	1986	EPLP	23
1	Alpine Village	2055 Arnold Way	Alpine	CA	306	254,400	2002	1971	EPLP	38
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800	2002	1983	EPLP	26
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100	2002	1965	EPLP	44
1	Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500	2002	1974	EPLP	35
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600	2002	1963	EPLP	46
1	Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000	2002	1969	EPLP	40
1	Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600	2002	1982	EPLP	27
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700	2002	1976	EPLP	33
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000	2005	1984	EPLP	25
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700	1997	1974	EPLP	35
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400	2002	1972	EPLP	37
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800	2002	1975	EPLP	34
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200	2002	1983	EPLP	26
				10%	2,641	1,969,700
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000	2004	1989	Fund II	20
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200	2002	1988	EPLP	21
				2%	588	477,200

66	Total Southern California			48%	13,012	10,874,495				29

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984	EPLP	25
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987	EPLP	22
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300		1990	1978	EPLP	31
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977	EPLP	32
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986	EPLP	23
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978	EPLP	31
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990	EPLP	19
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985	EPLP	24
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000	EPLP	9
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986	EPLP	23
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999	EPLP	10
1	Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674		2008	2000	EPLP	9
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986	EPLP	23
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700		1997	1986	EPLP	23
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990	EPLP	19
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786		2005	1991	Fund II	18
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981	EPLP	28
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981	DownREIT	28
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998	EPLP	11
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986	EPLP	23
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997	EPLP	12
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998	EPLP	11
	Joule Broadway	523 Broadway Avenue, East	Seattle	WA	295	191,109				JV - 99%
1	The Cairns	420 Yale Avenue	Seattle	WA	100	70,806		2007	2006	EPLP	3
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000	EPLP	9
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994	EPLP	15
1	Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	127	234,086		2008	2008	Fund II	1
1	Maple Leaf	7415 5th Avenue, NE	Seattle	WA	48	35,500		1997	1986	EPLP	23
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200		1994	1990	EPLP	19
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500		2005	1970	Fund II	39
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359		2005	2000	Fund II	9
30	Total Seattle Metropolitan Area			22%	5,939	5,331,111					19

	133	Apartment Communities		100%	27,221	23,055,298	(1)
		Apartment Communities Under Construction			466	351,464	(2)

Avg. square footage	847		Definitions for Property Ownership
Avg. units per property	205		EPLP	The Company has a 100% ownership in the community.
Avg. age of property	26		Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.

(1) Includes 44,318 square feet of retail or commercial space			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.
(2) Includes 100,700 square feet of estimated retail or commercial space
			JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
OTHER REAL ESTATE ASSETS			JV - 50%	The Company has a 50% ownership in this development and is consolidated.
Office Buildings
Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA	31,900	1997 / 2007	1988 / 1962	EPLP
Derian Office Building	17461 Derian Av.	Irvine	CA	110,000	2000	1983	EPLP
Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA	38,940	2001	1982	EPLP
Hollywood	6230 Sunset Blvd.	Los Angeles	CA	35,000	2006	1938	EPLP

New Residential Supply: Permits as % of Current Stock
12 Month Permit Period: Trailing 12 Months September 2009

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (Q2 2009 est**)	Q2 2009 SF Affordability*	SF Stock 2000	SF Permits Last 12 Months	% of Stock	MF Stock 2000	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
New York PMSA	$379,800	67%	760,000	657	0.1%	2,920,000	4,451	0.2%	5,108	0.1%
Chicago	$204,300	144%	1,700,000	4,354	0.3%	1,404,900	1,982	0.1%	6,336	0.2%
Miami/Ft. Lauderdale	$207,400	110%	717,000	2,054	0.3%	876,000	1,799	0.2%	3,853	0.2%
Nassau-Suffolk	$386,800	106%	740,000	1,265	0.2%	240,000	411	0.3%	2,517	0.3%
Boston	$336,000	102%	1,530,000	2,793	0.2%	670,800	1,906	0.6%	6,925	0.3%
Philadelphia	$211,000	132%	1,532,000	4,922	0.3%	515,100	1,719	0.3%	6,641	0.3%
Minneapolis	$184,500	171%	818,000	3,364	0.4%	351,800	697	0.2%	4,061	0.3%
Atlanta	$121,400	249%	1,122,000	4,999	0.4%	467,800	1,181	0.3%	6,180	0.4%
Baltimore	$253,000	124%	797,000	2,833	0.4%	268,000	1,799	0.7%	4,632	0.4%
Portland	$246,200	114%	561,000	2,754	0.5%	225,335	786	0.3%	3,540	0.5%
Denver	$223,700	137%	582,000	2,608	0.4%	274,900	2,291	0.8%	4,899	0.6%
Wash. D.C. PMSA	$319,200	124%	1,299,000	8,750	0.7%	644,300	2,902	0.5%	11,652	0.6%
Phoenix	$131,100	189%	970,000	7,930	0.8%	360,500	1,192	0.3%	9,122	0.7%
Orlando	$149,200	165%	482,000	4,260	0.9%	201,500	1,254	0.6%	5,514	0.8%
Las Vegas	$141,800	167%	440,000	3,505	0.8%	215,700	2,501	1.2%	6,006	0.9%
Dallas-Ft. Worth	$150,700	181%	1,381,000	13,388	1.0%	650,000	8,116	1.2%	21,504	1.1%
Austin	$194,000	149%	326,000	2,582	0.8%	169,900	3,254	1.9%	5,836	1.2%
Houston	$157,400	168%	1,027,000	20,956	2.0%	547,700	6,853	1.3%	27,809	1.8%
Totals	$235,549	152%	16,024,000	93,317	0.6%	8,084,235	40,643	0.5%	133,960	0.6%

Seattle	$355,200	87%	656,000	3,443	0.5%	354,487	1,813	0.5%	5,256	0.5%

San Francisco	$618,200	60%	368,000	411	0.1%	344,000	792	0.2%	1,203	0.2%
Oakland	$350,100	106%	625,000	1,684	0.3%	270,000	819	0.3%	2,503	0.3%
San Jose	$486,000	85%	388,000	622	0.2%	192,000	1,222	0.6%	1,844	0.3%

Los Angeles	$296,300	85%	1,877,000	2,050	0.1%	1,392,963	3,174	0.2%	5,224	0.2%
Ventura	$344,800	105%	199,000	234	0.1%	53,295	83	0.2%	317	0.1%
Orange	$359,600	99%	628,000	1,237	0.2%	340,800	1,231	0.4%	2,468	0.3%
San Diego	$341,700	81%	664,000	1,650	0.2%	375,664	1,128	0.3%	2,778	0.3%

No Cal	$459,723	88%	1,381,000	2,717	0.2%	806,000	2,833	0.4%	5,550	0.3%

So Cal	$319,919	88%	3,368,000	5,171	0.2%	2,162,722	5,616	0.3%	10,787	0.2%

ESSEX	$359,922	88%	5,405,000	11,331	0.2%	3,323,208	10,262	0.3%	21,593	0.2%
Permits:  Single Family equals 1 Unit, Multi-Family equals 5 or More Units
Sources:  SF Prices - Economy.com :  Permits, Total Residential Stock - U.S. Census, Axiometrics
**Median Home Prices - Average of Q4 2008 National Association of Realtors (DataQuick, Mortgage Rates - Freddie Mac, Median Household Incomes - US Census; BEA; Essex)
Single Family - Multi-Family Breakdown of Total Residences, Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
The required Income is defined such that the Mortgage Payment is 35% of said Income, assuming a 10% Down Payment and a 30-year fixed mortgage rate (6.03%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.

Essex Markets Forecast 2009: Supply, Jobs and Apartment Market Conditions

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	5,100	1.3%	3,100	0.4%	-48,000	-3.3%	-13.50%	93.00%

San Francisco	2,600	0.7%	350	0.1%	-35,000	-3.5%	-6.00%	95.00%
Oakland	2,300	0.8%	1,300	0.2%	-27,000	-2.6%	-8.00%	93.50%
San Jose	1,800	0.9%	700	0.2%	-33,000	-3.6%	-10.00%	94.50%
No. Cal.	6,700	0.8%	2,350	0.2%	-95,000	-3.2%	-7.6%	94.4%

Ventura	400	0.8%	200	0.1%	-10,000	-3.5%	-6.50%	94.50%
Los Angeles	7,600	0.5%	2,300	0.1%	-120,000	-3.0%	-8.50%	93.50%
Orange	2,800	0.8%	900	0.1%	-38,000	-2.6%	-7.50%	93.50%
San Diego	2,600	0.9%	1,500	0.2%	-40,000	-3.1%	-4.00%	94.25%
So. Cal.	13,400	0.6%	4,900	0.1%	-208,000	-2.9%	-7.2%	93.8%

Essex Portfolio	18,800	0.8%	7,300	0.2%	-351,000	-3.1%	-8.8%	93.7%

All data is an Essex Forecast

U.S. Economic Assumptions:  G.D.P.: Annual  -2.5% , Q4 vs Q4 -0.7%, Jobs: Dec vs Dec  - 3.2%

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to but can differ from the 12 Month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not Seasonally Adjusted) projected through December 2009 over the comparable actual figures for December 2008.  The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the December 2008 base.

***The Forecast Market Conditions represents Essex's estimates of the Change in Rents/Occupancy Rates at the end of 2009.  The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for December 2009 vs.December 2008 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio). The estimated Year End Occupancy represents Essex's forecast of Market Occupancy Rates for December 2009.

****Essex Portfolio: weighted by Units in Essex Portfolio